Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 30th day of December, 2019.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS I GP INC.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS I GP SUB L.L.C.
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS I L.P.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC GROUP, L.L.C.
By: Carlyle Holdings I L.P., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC GROUP SUB L.P.
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CEOF II DE GP AIV, L.L.C.

By:	/s/ William Darman
Name:	William Darman
Title:	Authorized Person

CEOF II DE AIV GP, L.P.
By: CEOF II DE GP AIV, L.L.C., its general partner

By:	/s/ William Darman
Name:	William Darman
Title:	Authorized Person

CEOF II DE I AIV, L.P.
By: CEOF II DE AIV GP, L.P., its general partner
By: CEOF II DE GP AIV, L.L.C., its general partner

By:	/s/ William Darman
Name:	William Darman
Title:	Authorized Person

CEOF II COINVESTMENT (DE), L.P.
By: CEOF II DE AIV GP, L.P., its general partner
By: CEOF II DE GP AIV, L.L.C., its general partner

By:	/s/ William Darman
Name:	William Darman
Title:	Authorized Person

CEOF II COINVESTMENT B (DE), L.P.
By: CEOF II DE AIV GP, L.P., its general partner
By: CEOF II DE GP AIV, L.L.C., its general partner

By:	/s/ William Darman
Name:	William Darman
Title:	Authorized Person